SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: October 19, 2004

                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-23971                  54-2069979
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

519 Soutn New Hope Road, Gastonia, North Carolina                28054-4040
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 704-868-5200


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9.01. Exhibits

99 Additional Exhibits:

      (a)   Earnings Press Release of Citizens South Banking Corporation

Item 2.02. Results of Operations and Financial Condition

      On October 18, 2004, Citizens South Banking Corporation issued a press release to announce its results of operations for the quarters and nine months ended September 30, 2004 and 2003. The text of the press release and related financial supplements are included as Exhibit 99 (a) to this report. The information included in the text and financial supplements of the press releases is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarters ended September 30, 2004, and 2003, as part of its Form 10-Q covering that period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION

DATE: October 19, 2004                 By: /s/ Kim S. Price
                                           -------------------------------------
                                           Kim S. Price
                                           President and Chief Executive Officer

                                       By: /s/ Gary F. Hoskins
                                           -------------------------------------
                                           Gary F. Hoskins
                                           Chief Financial Officer